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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    ________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                January 26, 2005




                            AMERADA HESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



            DELAWARE                No. 1-1204             No. 13-4921002
 (State or Other Jurisdiction      (Commission              (IRS Employer
        of Incorporation)           File Number)          Identification No.)




                           1185 Avenue of the Americas
                            New York, New York 10036
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (212) 997-8500
                                                           --------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.02. Results of Operations and Financial Condition.

     On January 26, 2005, Amerada Hess Corporation issued a news release reporting its results for the fourth quarter and year of 2004. A copy of this news release is attached hereto as Exhibit 99(1) and is hereby incorporated by reference.


Item 7.01. Regulation FD Disclosure.

     Furnished hereunder are the prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer of Amerada Hess Corporation, at a public conference call held on January 26, 2005. A copy of these remarks is attached as Exhibit 99(2) and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits

       99(1) News release dated January 26, 2005 reporting results for the fourth quarter and year of 2004.

       99(2) Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2005

                                               AMERADA HESS CORPORATION


                                               By: /s/ John P. Rielly
                                                   -----------------------------
                                               Name:   John P. Rielly
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer







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                                 EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

99(1) News release dated January 26, 2005 reporting results for the fourth quarter and year of 2004.

99(2) Prepared remarks of John B. Hess, Chairman of the Board of Directors and Chief Executive Officer.










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